UC Agreement No.: [****]
UC Case No(s): [****]

AMENDMENT NO. 1 TO LETTER OF INTENT

This Amendment No. 1 to the Letter of Intent dated as of May 11, 2010 and bearing UC Agreement No. [****] (“Agreement”) by and between The Regents of the University of California (“The Regents”) and Appeal Capital Corp. (“Appeal Capital”) is effective September 10, 2010.

WHEREAS, the parties desire to add to the Inventions covered under the Agreement UC Case No. [****] ([****]);

WHEREAS, the parties acknowledge that The Regents will authorize its patent counsel prepare and file a provisional patent application covering UC Case No. [****]during the Term of the Agreement and Appeal Capital will reimburse The Regents for such patent costs and any other patent costs related to UC Case No. [****]incurred by The Regents during the Term; and

WHEREAS, for mutual consideration, the receipt and sufficiency of which is hereby acknowledged, the parties desire to modify the terms of the Agreement.

NOW THEREFORE, the Agreement is hereby amended as follows:

1.           Capitalized terms not defined herein shall have the same meaning set forth in the Agreement.

2.           The following UC Case is hereby added to the definition of Inventions under the Agreement:

“UC Case No. [****] ([****]).”

3.           As of the effective date of this Amendment No.1 to the Agreement, all references to the Inventions in the Agreement will include UC Case No. [****]and all obligations on the part of either party with regard to the Inventions will include UC Case No. [****], including, but not limited to, obligations to reimburse patent costs and obligations, if any, with regard to Appeal Capital paying estimated patent costs prior to authorization of filings by The Regents.

4.           The following fee is hereby added to the Agreement and will be attributable to UC Case No. [****]:

“A one-time non-creditable, non-refundable fee of $[****].”  A check in the amount of $[****]for the fee should be enclosed when this Amendment No. 1 is returned to The Regents for final execution.  The check should be made out to The Regents of the University of California.

5.           Except as expressly modified herein, all other provisions of the Agreement remain in full force and effect and are hereby reaffirmed by the parties.

ACCEPTED AND AGREED:

APPEAL CAPITAL CORP.	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:	By:

Name:	Name: Sherylle Mills Englander

Title:	Title: Director,
Technology & Industry Alliances

Date:	Date: